SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT



        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported) March 25, 1998
                                   (March 25, 1998)



                                HONDO OIL & GAS COMPANY
                (Exact name of registrant as specified in its charter)



                 Delaware                  1-8979           95-1998768
        (State or other jurisdiction   (Commission       (I.R.S. Employer
            of incorporation)           File Number)    Identification No.)


               10375 Richmond Ave, Ste 900, Houston, Texas        77042
                 (Address of principal executive offices)       (Zip Code)


          Registrant's telephone number, including area code: (713) 954-4600




         _____________________________________________________________________

             (Former name or former address, if changed since last report)

                         There are no exhibits to this report.














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       Item 5.  Other Events

       The Registrant issued the following press release on March 25, 1998:


       Hondo Oil & Gas Company (AMEX:HOG) reported that the preliminary results of the current testing of the Opon No. 14 well have been disappointing. Amoco Colombia, the operator, is continuing to test the well and analyze the data. Additional information will be forthcoming once Amoco has completed the testing operations and analysis of results.


                                      SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          HONDO OIL & GAS COMPANY


       Date: March 25, 1998                    By:  /s/ Stanton J. Urquhart
                                               ______________________________
                                               Stanton J. Urquhart
                                               Vice President































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